SCHEDULE 14C
                                (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
       Information Statement Pursuant to Section 14(c) of the Securities
                             Exchange Act of 1934

[ ]  Preliminary information statement           [ ]  Confidential, for  use of
                                                      the Commission only
                                                      (as permitted by
                                                      Rule 14c-5(d)(2))
[X]  Definitive information statement

                         TIFF INVESTMENT PROGRAM, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)    Per unit  price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                         TIFF INVESTMENT PROGRAM, INC.

                             TIFF MULTI-ASSET FUND
                         TIFF INTERNATIONAL EQUITY FUND


                     590 Peter Jefferson Parkway, Suite 250
                        Charlottesville, Virginia 22911


                             INFORMATION STATEMENT


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being furnished to all persons owning shares ("members") of TIFF Multi-Asset Fund and TIFF International Equity Fund (the "funds"), each a series of the TIFF Investment Program, Inc. ("TIP"), to provide such members with information regarding new money manager agreements between TIP, on behalf of each fund, and Atlantic Value Partners (No. 3) Limited ("Atlantic") an entity formed by senior management of Delaware International Advisers Ltd. ("Delaware") and a private equity firm to acquire Delaware. Subsequent to the acquisition, Delaware's name was changed to Mondrian Investment Partners Ltd. ("Mondrian").

     TIP was not required to obtain the approval of members before entering into the new money manager agreements because TIP has obtained an exemptive order
(the "order") from the Securities and Exchange Commission exempting TIP from certain provisions of the 1940 Act and the regulations thereunder that would otherwise mandate such approval. The order permits TIP to enter into new agreements or amend existing agreements with money managers without obtaining member approval, but the exemption does not apply to the advisory agreement with TIP's investment adviser, TIFF Advisory Services Inc. ("TAS"), or any amendments to such agreement. This information statement is being provided to all members of the funds as required by one of the conditions of the order.

     The board of directors of TIP expects to mail this information statement to members on or about November 24, 2004.

TIFF MAF/IEF Information Statement
Page 2

FUND INFORMATION

TIFF MULTI-ASSET FUND

     As of October 1, 2004, the TIFF Multi-Asset Fund had outstanding 43,105,160.565 shares of net asset value of common stock representing a total net asset value of $595,282,267.40, each dollar of net asset value being entitled to one vote.

     As  of  October  1,  2004,  the  following   members  owned  of  record  or
beneficially 5% or more of the shares of common stock of TIFF Multi-Asset Fund:


NAME AND ADDRESS                                AMOUNT AND NATURE                              PERCENT
OF BENEFICIAL OWNER                             OF BENEFICIAL OWNERSHIP                        OF FUND

Robert College Foundation                       4,099,141.959 shares                            9.5%
276 Fifth Avenue, Suite 905
New York, NY 10001-4509

William Caspar Graustein Memorial Fund          3,353,976.538 shares                            7.8%
One Hamden Center, Suite 2B
2319 Whitney Avenue
Hamden, CT 06518

The Greater New Orleans Foundation              2,639,470.903 shares                            6.2%
1055 Saint Charles Avenue, Suite 100
New Orleans, LA 70130

Shadyside Hospital Foundation                   2,427,820.186 shares                            5.6%
532 South Aiken Avenue, Suite 302
Pittsburgh, PA 15232

University of Texas Law School Foundation       2,208,892.030 shares                            5.1%
727 East Dean Keeton
Austin, TX 78705

Carnegie Hero Fund Commission                   2,203,117.156 shares                            5.1%
425 Sixth Avenue, Suite 1640
Pittsburgh, PA 15219-1823


TIFF INTERNATIONAL EQUITY FUND

     As of October 1, 2004, the TIFF International Equity Fund had outstanding 14,102,123.806 shares of net asset value of common stock representing a total net asset value of $165,558,933.48, each dollar of net asset value being entitled to one vote.

     As  of  October  1,  2004,  the  following   members  owned  of  record  or
beneficially 5% or more of the shares of common stock of TIFF International Equity Fund:

TIFF MAF/IEF Information Statement
Page 3


NAME AND ADDRESS                                AMOUNT AND NATURE                               PERCENT
OF BENEFICIAL OWNER                             OF BENEFICIAL OWNERSHIP                         OF FUND
Houston Endowment Inc.                          5,631,565.687 shares                            39.9%
600 Travis, Suite 6400
Houston, TX 77002-3007

The BellSouth Foundation, Inc.                  1,091,001.007 shares                            7.7%
1155 Peachtree Street, Room 14F05
Atlanta, GA 30309-3610



     TIP's annual report containing audited financial statements for the year ended December 31, 2003 and semi-annual report containing unaudited financial statements for the period ended June 30, 2004 were previously sent to members. Members may obtain an additional copy of either report, without charge, by contacting the funds in writing at TIFF Advisory Services, Inc., 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, or by calling, toll free, (800) 984-0084.

     TIP's principal office is located at 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. TAS, a registered investment adviser whose address is 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, serves as TIP's investment advisor. TAS is a taxable organization operated on a not-for-profit basis and was formed by The Investment Fund for Foundations, d/b/a TIFF Education Foundation, to facilitate investment by 501(c)(3) organizations in stocks, securities, and other assets. Pursuant to its investment advisory agreement with TIP, TAS (a) develops investment programs, selects money managers who each act as sub-advisers with respect to a portion of each of the funds' assets, and monitors money manager investment activities and results; (b) provides or oversees the provision of all general management, investment advisory, and portfolio management services to TIP; and (c) provides TIP with office space, equipment, and personnel.

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as the fund's administrator. EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, NY 10011, serves as the fund's operations monitoring agent. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI, 53202, serves as the fund's distributor.

BACKGROUND

     Delaware entered into an agreement with TIP on behalf of the TIFF International Equity Fund on April 3, 1995 and with TIP on behalf of the TIFF Multi-Asset Fund on July 12, 2002 (the "old money manager agreements") in which Delaware agreed to act as money manager with respect to a portion of the assets of each fund. On September 24, 2004, Atlantic acquired Delaware. Atlantic's acquisition of Delaware constitutes a change in control of Delaware, as the term "control" is defined under Section 2(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). The change in control of the money manager for the funds caused a deemed assignment, and the automatic termination of the old money manager agreements between Delaware and the funds. Subsequent to the acquisition, Delaware's name was changed to Mondrian.

     Pursuant to the new money manager agreements, Mondrian will provide professional international equity investment management to the funds and will manage those portions of the assets of

TIFF MAF/IEF Information Statement
Page 4

the funds that TAS allocates to Mondrian. TAS has provided Mondrian with a set of investment management guidelines that Mondrian must follow in investing the assets of the funds.



     The purpose of this information statement is to provide members with information regarding Mondrian and the new money manager agreements that, as more fully described below, have been entered into between TIP, on behalf of each fund, and Atlantic, containing substantially similar terms and conditions as the old money manager agreements (the "new money manager agreements"). At a board meeting held on June 14, 2004 and in anticipation of Atlantic's acquisition of Delaware, TIP's board of directors (the "board") unanimously approved each new money manager agreement. The new money manager agreements have been executed and now govern the relationship between the funds and Mondrian.

TERMS OF THE NEW MONEY MANAGER AGREEMENTS

     As discussed more fully below, the terms of the old money manager agreements and the new money manager agreements are substantially identical to the terms of the old money manager agreements, except for names of the parties, the effective dates, and the termination dates.

     BASIC TERMS. The money manager agreements have an initial term of two years and provide that they will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually by (a) either
(i) a vote of a majority of the board of directors of TIP or (ii) a vote of a majority of the outstanding voting securities of each fund, separately, and (b) a vote of a majority of each fund's directors who are not "interested persons" as defined in the 1940 Act (the "independent directors"). The money manager agreements provide that they may be terminated by the applicable fund, by TIP's board of directors, or by a vote of a majority of the outstanding voting securities of the applicable fund, or by Mondrian, in each case at any time upon 30 days' written notice to the other party. In addition, the new money manager agreements provide for their automatic termination in the event of assignment.

     The money manager agreements provide that Mondrian is not liable to the funds for any error of judgment but shall be liable to the funds for any loss resulting from willful misfeasance, bad faith, or gross negligence by Mondrian in providing services under the agreement or from reckless disregard by Mondrian of its obligations and duties under the agreement.

     MONEY MANAGEMENT FEES. As compensation for the services performed and the facilities and personnel provided by Mondrian pursuant to the new money manager agreements, each fund will pay Mondrian a fee according to the following schedules:

TIFF MULTI-ASSET FUND:
0.500% per year on the first $50 million of assets;
0.350% per year on the next $50 million of assets;
0.300% per year on amounts above $100 million.

TIFF MAF/IEF Information Statement
Page 5

TIFF INTERNATIONAL EQUITY FUND:
0.550% per year on the first $50 million of assets;
0.385% per year on the next $50 million of assets;
0.330% per year on amounts above $100 million.

BACKGROUND INFORMATION REGARDING MONDRIAN INVESTMENT PARTNERS

     Mondrian (and its predecessor, Delaware) is a money management organization headquartered in London, England, that has managed assets for an institutional client base for 14 years. Mondrian's international equity investment strategies are substantially similar to those employed by Delaware on behalf of the funds. Mondrian is majority controlled by its senior management (formerly the senior management of Delaware) with a substantial minority investment by a private equity fund affiliated with Hellman & Friedman LLC.

     The directors and officers of Mondrian Investment Partners and their principal occupations are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at Mondrian Investment Partners, is Third Floor, 80 Cheapside, London EC2V 6EE, United Kingdom.

NAME                            POSITION

David G. Tilles                 Managing Director & Chief Investment Officer
Clive Gillmore                  Deputy Managing Director
Christopher Moth                Director & Chief Investment Officer/Global Fixed Income and Currency
Hamish Parker                   Director
John Kirk                       Director/Global Fixed Income and Currency
John Emberson                   Director, Chief Operating Officer
Roger Kitson                    Director
Elizabeth Desmond               Regional Research Director
Nigel May                       Regional Research Director
John Barrett                    Chief Compliance Officer
Len Johnson                     Senior Vice President/Client Services
Warren Shirvell                 Head of Operations



EVALUATION AND ACTION BY TIP DIRECTORS

     At a meeting of TIP's board of directors held on June 14, 2004, the directors considered information with respect to whether the new money manager agreements are in the best interests of the funds and their members. The directors received information discussing the proposed acquisition. The directors also received information concerning the fee arrangements and the ability of the new entity to perform its responsibilities with respect to the funds. The directors considered that the scope and quality of services to be provided under the new money manager agreements would be at least equivalent in scope and quality to the services provided under the old money management agreements. The directors also considered that the compensation to be paid under the new money manager agreements was no greater than the compensation Delaware received under the old money manager agreements. The directors also considered that all other material terms of the old money manager agreements would remain unchanged (including those regarding compensation) under the new money manager agreements, except for the party names, effective dates, and termination dates.

TIFF MAF/IEF Information Statement
Page 6

     Based  upon  its  review,  the  board  of  directors,  and  separately  the independent directors, concluded that the new money manager agreements are reasonable, fair, and in the best interests of the TIFF Multi-Asset Fund and the TIFF International Equity Fund and their members, and that the fees provided in both such agreements are fair and reasonable. Accordingly, after consideration of all factors as it deemed relevant, the board of directors, including all of the independent directors, unanimously approved the new money manager agreements.